UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2007
SCHERING–PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey	1-6571	22-1918501
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (908) 298-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
SIGNATURES
Exhibit Index
EX-99.2: Unaudited pro forma condensed combined financial statements

Explanatory Note
On November 26, 2007, Schering-Plough Corporation (“Schering-Plough”) filed a Form 8-K to report that on November 19, 2007, Schering-Plough closed the acquisition of Organon BioSciences N.V. from Akzo Nobel N.V. Schering-Plough is filing this amendment to Form 8-K to include pro forma financial information that was permitted to be excluded from the November 26, 2007 Form 8-K. The combined financial statements of the OBS Group were included in Schering-Plough Corporation’s registration statement on Form S-3, filed on August 2, 2007, and are therefore not required to be filed as part of this Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(b) Pro forma financial information
The following Schering-Plough Corporation unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.2 and are incorporated herein by reference:
Unaudited pro forma condensed combined balance sheet as of September 30, 2007
Unaudited pro forma condensed statement of combined operations for the nine months ended September 30, 2007
Unaudited pro forma condensed statement of combined operations for the year ended December 31, 2006
Notes to unaudited pro forma condensed combined financial statements
(d) Exhibits
99.1 * Press release dated November 19, 2007 titled “Schering-Plough Completes Acquisition of Organon BioSciences”
99.2 Unaudited pro forma condensed combined financial statements

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K, filed on November 26, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Schering-Plough Corporation
By:/s/ Steven H. Koehler
Steven H. Koehler
Vice President and Controller
Date: January 22, 2008

Exhibit Index

Exhibit
Number	Description

99.1 *	Press release dated November 19, 2007 titled “Schering-Plough Completes Acquisition of Organon BioSciences”
99.2	Unaudited pro forma condensed combined financial statements

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K, filed on November 26, 2007